UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc., et al.                      Case No. 02-13672
Debtors                       For the Reporting Period March 1 to March 31, 2004


                            MONTHLY OPERATING REPORT
                            ------------------------
File with Court and submit copy to United States Trustee within 30 days after end of month

Submit copy of report to any official committee appointed in the case.
===================================================================================================================================
                                                                                           DOCUMENT             EXPLANATION
REQUIRED DOCUMENTS                                                        FORM NO.         ATTACHED             ATTACHED
===================================================================================================================================
Schedule of Cash Receipts and Disbursements                                                X (Exh. A)
-----------------------------------------------------------------------------------------------------------------------------------
       Bank Reconciliation (or copies of debtor's bank reconciliations)                                         X (Exh. B)
-----------------------------------------------------------------------------------------------------------------------------------
       Copies of Bank Statements                                                                                X
-----------------------------------------------------------------------------------------------------------------------------------
       Cash disbursements journals                                                                              see cash rec/disb
-----------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                                    X (Exh. C)
-----------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                              X (Exh. D)
-----------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                                                    X
-----------------------------------------------------------------------------------------------------------------------------------
       Copies of IRS Form 6123 or payment receipt                                                               see tax attestation
-----------------------------------------------------------------------------------------------------------------------------------
       Hard Copies of tax returns filed during reporting period have been                                       X
-----------------------------------------------------------------------------------------------------------------------------------
          provided to the U.S. Trustee.  They are available upon request.                  X (Exh. E)
-----------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                      MOR - 4          X (Exh. E)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                               N/A
-----------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                      MOR - 5          X (Exh. F)
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

Insilco International Holding Company (02-13674) is a holding company and Signal Caribe (02-13680) is a nonoperating company and thus there is no activity to report for these two companies.

The following companies were sold in March 2003 and thus have no activity for the current or future reporting periods:

Precision Cable Manufacturing                 02-13675
Stewart Stamping Corporation                  02-13678
EFI Metal Forming, Inc.                       02-13677
Eyelets for Industry, Inc.                    02-13676
Stewart Connector Systems                     02-13679
Signal Transformer Co. Inc.                   02-13681
InNet Technologies                            02-13673

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



-------------------------------------             -----------
Signature of Debtor                               Date


-------------------------------------             -----------
Signature of Joint Debtor                         Date


/S/ CAROL STEBBINS                                3/30/2004
-------------------------------------             -----------
Signature of Authorized Individual*               Date

                                                  President and Secretary
-------------------------------------             ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual


* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                               Case No. 02-13672

                              For the Reporting Period March 1 to March 31, 2004
================================================================================

            INSILCO TECHNOLOGIES, INC., ET AL.


Tab         Description
---         -----------

 A     -    Schedule of Cash Receipts and Disbursements
 B     -    Bank Reconciliations and Statements
 C     -    Statement of Operations
 D     -    Balance Sheet
 E     -    Status of Postpetition Taxes / Summary of Unpaid Postpetition Debts
 F     -    Debtor Questionnaire

                                    EXHIBIT A

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
All Debtors                   For the Reporting Period March 1 to March 31, 2004

===============================================================================
WEEKLY CASH FLOW
===============================================================================
US LOCATIONS                                                                  A
Week number                                                          9,10,11,12
Date                                                                  3/31/2004
===============================================================================

BEGINNING CASH BALANCE                                                    2,421

Collections
-----------
Trade receipts                                                               --
Other                                                                        --
-------------------------------------------------------------------------------
    Total Collections                                                        --
-------------------------------------------------------------------------------

CASH AVAILABLE                                                            2,421

Disbursements *
---------------
Payroll                                                                      --
Benefits                                                                     --
Inventory Purchases                                                          --
General Cash Disbursements                                                   --
Deposits                                                                     --
Critical Vendor Payments                                                     --
Capital expenditures                                                         --
Other                                                                        --
                                                     --------------------------
    Subtotal Operating Expenses                                              --
Professional fees
    On-Going                                                                 --
    Debtor's Professionals                                                   --
    Unsecured Professionals                                                  --
                                                     --------------------------
       Subtotal                                                              --
                                                     --------------------------
Bank Professionals                                                           --
Restructuring costs                                                          --
Taxes                                                                        --
Intercompany transfers out                                                   --
Intercompany transfers in                                                    --
Cash zeroing due to Sales                                                    --
Corp. Funding of A/P Checks after Sales                                      --
O/S checks passed to corp to be cashed                                       --
Debt service                                                                 --
-------------------------------------------------------------------------------
    Total disbursements                                                      --
-------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                               --
Wind-down costs Severance                                                    --
Wind-down other                                                              --

ENDING CASH                                                               2,421
===============================================================================
* On a book basis, i.e. includes checks written not cashed.

                                    EXHIBIT B

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors                       For the Reporting Period March 1 to March 31, 2004

                                                                                                               STATEMENT  DATE LAST
BANK /ADDRESS           ENTITY                 CASE NUMBER   STATUS    NUMBER    TYPE OF ACCOUNT                REC'D     RECONCILED
                                                                                                               ---------------------
Bank One N.A.           Insilco Technologies     02-13672     Open    55-55930   Master Concentration           11/03        11/03
1 Bank One Plaza        Inc.                                                                                   ---------------------
Chicago, IL  60670                                                                                             ---------------------
Contact: Vernon Wright  Insilco Technologies     02-13672     Open    633550926  Pension Payroll Account        10/03         6/03
                        Inc.                                                                                   ---------------------
                                                                                                               ---------------------
                        Insilco Technologies     02-13672     Open    633551221  Control Disbursement Account   11/03        11/03
                        Inc.                                                     - Post Petition               ---------------------
                                                                                                               ---------------------
                        Insilco Technologies     02-13672     Closed  633549498  Contol Disbursement Account      N/A          N/A
                        Inc.                                                     - Pre-Petition                ---------------------
                                                                                                               ---------------------
                        Insilco Technologies     02-13672     Open    633549480  Total Pay account - payroll    11/03        11/03
                        Inc.                                                                                   ---------------------
                                                                                                               ---------------------
                        Insilco Holding Co       02-13671     Open    637184318  Control Disbursement Account   11/03        11/03
                                                                                 - Post Petition               ---------------------
                                                                                                               ---------------------
                        Insilco Holding Co       02-13671     Closed  632989786  Contol Disbursement Account      N/A          N/A
                                                                                 - Pre-Petition                ---------------------
                                                                                                               ---------------------
Fifth Third Bank        Insilco Technologies     02-13672     Closed  755-53849  Deposit Account                11/03        11/03
420 Metro Place South   Inc.                                                                                   ---------------------
Dublin, Oh 43017                                                                                               ---------------------

                                    EXHIBIT C

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors                       For the Reporting Period March 1 to March 31, 2004

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
              CONSOLIDATING STATEMENT OF OPERATIONS - CURRENT MONTH
                                   MARCH 2004
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)

                          02-13672                                                   02-13671
                                               CONSOL.             TOTAL                                  INSILCO
                          CORPORATE            ENTRIES            INSILCO            HOLD CO            HOLDING CO.
                          ---------            -------            -------            -------            -----------
GROSS SALES
  Intercompany Sales
  Sales Discounts
  Sales Returns
                          -----------------------------------------------------------------------------------------
    Net Sales

VARIABLE MFG. EXPENSES:
  Material
  Direct Labor
  Variable Fringe
  Variable overhead
  Warranty
  Other
                          -----------------------------------------------------------------------------------------
    Total Variable Mfg Exp.

Mfg. Contribution Margin
Contribution %                                                    #DIV/0!

Inventory Adjustment

FIXED MFG. EXPENSES:
  Wage
  Fixed Fringe
  Supplies
  Utilities
  Depreciation
  Rent, Taxes, & Ins.
  Other
  COS Adjustments
                          -----------------------------------------------------------------------------------------
    Total Fixed Mfg. Exp.
                          -----------------------------------------------------------------------------------------
Total Cost of Goods Sold
                          -----------------------------------------------------------------------------------------
Gross Margin

SELLING, G, & A:
  Sales Commissions
  Advertising & Promo  (Var)
  Engineering
  Sales & Marketing - Fixed
  New Product Development
  Finance
  MIS
  Admin & Executive
  Legal
  Human Resources
  Depreciation
  Amortization
  Group Charge Allocation
  Other
  S, G, & A Adjustments
                          -----------------------------------------------------------------------------------------
    Total Selling, G, & A

  Adjusted Operating Profit

  One Time Adjustments
                          -----------------------------------------------------------------------------------------

Operating Profit

OTHER INCOME:
  Interest Inc. - outside
  Gain on sale of assets
  Income - unconsol. co.
  Other Income
                          -----------------------------------------------------------------------------------------
    Total Other Income

OTHER EXPENSE:
  Interest Exp. - outside
  Amortization
  Other Expense
                          -----------------------------------------------------------------------------------------
    Total Other Expense

  Reorganization Items

  Extraordinary Item
                          -----------------------------------------------------------------------------------------
  Total Other Inc. (Exp)
                          -----------------------------------------------------------------------------------------
  Earnings before taxes
                          -----------------------------------------------------------------------------------------

STATE & FEDERAL TAXES:
  State taxes
  Federal taxes
  Foreign taxes
                          -----------------------------------------------------------------------------------------
    Total Taxes

                          -----------------------------------------------------------------------------------------
  Income before Interco.

INTERCOMPANY ACTIVITY:
  Capital charge
  Corporate charges
                          -----------------------------------------------------------------------------------------
    Total Interco.
                          -----------------------------------------------------------------------------------------
  Earnings from Cont. Op.
                          -----------------------------------------------------------------------------------------
  Discontinued Operations
                          -----------------------------------------------------------------------------------------
    Total Current Earnings
                          =========================================================================================


                                    EXHIBIT D

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors                       For the Reporting Period March 1 to March 31, 2004

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
                     PRELIMINARY CONSOLIDATING BALANCE SHEET
                                   MARCH 2004
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)

                            02-13672                                     02-13671
                                                          CONSOL.            TOTAL                             INSILCO
                                     CORPORATE            ENTRIES            INSILCO            HOLD CO        HOLDING CO.
                                     ---------            -------            -------            -------        -----------
ASSETS
Current Assets:
  Cash in bank & on hand               2,421                                 2,421                                 2,421

  Accounts Rec. - trade
  Reserve for bad debts
                          ----------------------------------------------------------------------------------------------
  Accounts receivable - net
  Accounts rec. - other                  209                                   209                                   209
  Inventories:
    Raw Materials & suppl.
    Work-in-process
    Finished Goods
    Reserve
                          ----------------------------------------------------------------------------------------------
        Total Inv.
                          ----------------------------------------------------------------------------------------------

  Assets - Held For Sale
  Prepaid Expenses                     5,059                                 5,059                                 5,059

                          ----------------------------------------------------------------------------------------------
  Total Current Assets                 7,689                                 7,689                                 7,689
                          ----------------------------------------------------------------------------------------------

Property Plant & Equipment:
  Land
  Buildings
  Machinery & Equipment
                          ----------------------------------------------------------------------------------------------
  Depreciation
                          ----------------------------------------------------------------------------------------------
    Prop Plant & Equip -net

Intangible Assets                        689                                   689                                   689
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.              5,283             (5,283)
Other non-current assets

                          ----------------------------------------------------------------------------------------------
    TOTAL ASSETS                      13,661             (5,283)             8,378                                 8,378
                          ==============================================================================================


LIABILITIES AND EQUITY
Current Liabilities:
  Accounts Payable
  Accrued Expenses                    24,804                                24,804                                24,804
  Accrued Expenses - corp.
  Accrued Interest Payable            19,313                                19,313                                19,313
  Customer Deposits
  Current Portion - LT Debt
  Current Portion - OLTL                 826                                   826                                   826
  CP Prepetition Liabilities
  Estimated Income Taxes               6,813                                 6,813                                 6,813

                          ----------------------------------------------------------------------------------------------
    Total Current Liabilities         51,756                                51,756                                51,756
                          ----------------------------------------------------------------------------------------------

Long Term Debt:
  Notes Payable
  Alternative Currency Borr.
  Revolver credit line                37,338                                37,338                                37,338
  Term A Loan
  Term B Loan                         44,412                                44,412                                44,412
  12% Sub. Notes                     115,865                               115,865                               115,865
  14% Notes - Holdings                                                                        124,901            124,901
  Other Notes                         15,000                                15,000                                15,000
                          ----------------------------------------------------------------------------------------------
    Total Long Term Debt             212,615                               212,615            124,901            337,516
                          ----------------------------------------------------------------------------------------------

Tax Liability                          2,374                                 2,374                                 2,374
LT Prepetition Liabilities            10,091                                10,091                                10,091
Other Long Term Liabilities           20,264                                20,264                                20,264

Intercompany Debt:
  Interco. Payable - affiliate         1,613                                 1,613             (1,613)
  Interco. Payable - corporate
                          ----------------------------------------------------------------------------------------------
    Total Interco. Debt                1,613                                 1,613             (1,613)
                          ----------------------------------------------------------------------------------------------
PIK Preferred Stock                                                                            64,115             64,115
Shareholders Equity:
  Capital Stock                                                                                     1                  1
  Capital Surplus                      6,382             (5,283)             1,099             61,766             62,865
  Oth. Comprehensive Income
  Cumulative Translation Adj         (14,521)            (1,563)           (16,084)                              (16,084)
  Retained Earnings:
    Beginning Balance               (276,767)             1,563           (275,204)          (249,170)          (524,374)
    Beg. Bal. Adjustment
    Current Earnings                    (146)                                 (146)                                 (146)
                          ----------------------------------------------------------------------------------------------
    Retained Earnings               (276,913)             1,563           (275,350)          (249,170)          (524,520)
                          ----------------------------------------------------------------------------------------------
       Total Shareholders Eq.       (285,052)            (5,283)          (290,335)          (187,403)          (477,738)
                          ----------------------------------------------------------------------------------------------
    Total Liab. & Equity              13,661             (5,283)             8,378                                 8,378
                          ==============================================================================================

                                    EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In Re: Insilco Technologies, Inc., et al.                      Case No. 02-13672
Debtors                       For the Reporting Period March 1 to March 31, 2004


                       ATTESTATION FOR POSTPETITION TAXES
                       ----------------------------------

The Debtors attest that all pospetition taxes that were due have been paid for the current reporting period.

                      SUMMARY OF UNPAID POSTPETITION DEBTS
                      ------------------------------------

================================================================================

====================================================================================================================================
                                                                              NUMBER OF DAYS PAST DUE
                                                               ======================================================
(AMOUNTS IN THOUSANDS)                        CURRENT          0 - 30         31 - 60         61 - 90         OVER 90         TOTAL
====================================================================================================================================
Accounts Payable                                   --              --              --              --              --             --
------------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                      --              --              --              --              --             --
------------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                      --              --              --              --              --             --
------------------------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                           --              --              --              --              --             --
------------------------------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                          --              --              --              --              --             --
------------------------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments        --              --              --              --              --             --
------------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                  --              --              --              --              --             --
------------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                            --              --              --              --              --             --
------------------------------------------------------------------------------------------------------------------------------------
Other: Benefits                                   152              --              --              --              --            152
------------------------------------------------------------------------------------------------------------------------------------
Other: Insurance                                   --              --              --              --              --             --
------------------------------------------------------------------------------------------------------------------------------------
Other: Pension                                 24,145              --              --              --              --         24,145
------------------------------------------------------------------------------------------------------------------------------------
Other: Other                                      507              --              --              --              --            507
====================================================================================================================================
TOTAL POSTPETITION DEBTS                       24,804              --              --              --              --         24,804
====================================================================================================================================

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT F

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In Re: Insilco Technologies, Inc., et al.                      Case No. 02-13672
Debtors                       For the Reporting Period March 1 to March 31, 2004



                              DEBTOR QUESTIONNAIRE
                              --------------------

================================================================================
MUST BE COMPLETED EACH MONTH                              YES          NO
================================================================================
1. Have any assets been sold or transferred outside
the normal course of business this reporting period?
If yes, provide an explanation below.                                  No
--------------------------------------------------------------------------------
2. Have any funds been disbursed from any account
other than a debtor in possession account this
reporting period?  If yes, provide an explanation
below.                                                                 No
--------------------------------------------------------------------------------
3. Have all postpetition tax returns been timely
filed? If no, provide an explanation below.               Yes
--------------------------------------------------------------------------------
4. Are workers compensation, general liability and
other necessary insurance coverages in effect? If
no, provide an explanation below.                         Yes
================================================================================



--------------------------------------------------------------------------------



















                                  Page 14 of 14